MANITEX INTERNATIONAL, INC. (NASDAQ: MNTX) Corporate Presentation May 2016 Exhibit 99.1

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s Q1 2016 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures. FORWARD-LOOKING STATEMENT & NON-GAAP MEASURES NASDAQ : MNTX

PRODUCT OVERVIEW Global provider of highly specialized cranes; straight- mast and knucklebooms Materials and container handling equipment Miscellaneous specialized equipment ASV compact track-loaders and skid-steers Equipment distribution segment Construction-residential and non-residential Military Power line construction Railroads Ports Government/agency Energy exploration and field development Launched as a private company in 2003 Publicly traded since 2006 NASDAQ: MNTX Industry consolidator: consistently adding branded product lines through M&A since 2006 Manitex International Inc. NASDAQ : MNTX Niches Served Company Origin

COMPANY TIMELINE NASDAQ : MNTX MARCH 2002 Manitowoc (NYSE:MTW) acquires Grove JANUARY 2003 Manitowoc divests Manitex December: Divests Load King Trailers

KEY 2014/2015 TRANSACTIONS ASV and PM-Group ASV (closed 12/2014) Agreement with Terex Corporation that brings a broad product line of rubber-track compact and skid-steer loaders and accessories to the product group. ASV, Inc. had trailing twelve month revenues of approximately $130 million. Manitex contributes $25M, with $20M in common shares and debt securities being issued to Terex, as well as $5M in cash; ASV had $44M in non-recourse debt. PM-Group S.p.A (closed 1/2015) is a leading Italian manufacturer of truck mounted hydraulic knuckle boom cranes with a product range spanning more than 50 models. PM-Group had trailing twelve month revenues of approximately $100 million. Consideration was $30.4 million, consisting of $20.3 million in cash, $10.1 million in equity, and the assumption of $62.2 million in non-recourse PM-Group debt and liabilities. ASV PM- Group S.p.A NASDAQ : MNTX

DEBT AND LIQUIDITY As of March 31, 2016 ($Millions) PM ASV Manitex & CVS Total Change Q 1 2016 Working capital facilities 21.3 16.7 46.4 84.4 16.4 Bank Term debt 34.3 33.5 - 67.8 (5.4) Capital leases 6.6 6.6 (0.2) Convertible notes 21.2 21.2 - Other acquisition notes 6.9 6.9 0.2 TOTALS: $55.6 $50.2 $81.1 $186.8 $11.0 Debt Issuance Costs: (3.7) 0.1 $183.1 $11.1 Note: Non-recourse to Manitex Int’l Inc. $55.6 $50.2 $12.9 $118.7 Availability on WC lines plus cash $28.5 NASDAQ : MNTXExchange rate impact on euro denominated debt in Q1 2016 was PLUS $3.2M

CORPORATE AND FINANCIAL OBJECTIVES 2015-2018 Cost reductions through sourcing and operating efficiency initiatives $5 million in expense reductions implemented in 2015 (target was $4 million); $2.2 million in expense reductions implemented in Q1 2016 (40% of 2016 target); Targeting $15 million in expense reductions implemented 2015-2017 Balance sheet improvement and debt reduction through internal cash flows and non-strategic asset sales Resource allocation to expand sales, improve margins, enhance ROI profile Expand PM Crane distribution in N. America Re-activate ASV dealer network in N. America (119 locations at 3/31/2016 vs. Zero at time of transaction) Cross-sell Manitex cranes internationally Divest lower-margin product groups that have higher strategic value elsewhere Seeking to surpass $500M in revenues with 10% EBITDA margins with economic recovery and continued execution NASDAQ : MNTX

COMPETITIVE POSITIONING Core Competency Strong brand history Acknowledged product development record International dealers enable us to follow demand Focused on specialized equipment and niche end-markets Products Niche markets Broad end-user base Highly customized/specialized; will configure-to-order Parts and service an important part of business model Superior ROI Lower capital commitment for a boom truck vs. competitors’ custom cranes of similar lifting capacity Usually less or no special permitting vs. competitors’ custom cranes of similar lifting capacity NASDAQ : MNTX

LIFTING EQUIPMENT MARKET OVERVIEW – STRAIGHT MAST



We are focused on the most attractive, highest margin part of the market



Boom Truck Crane Tonnage Distribution Market vs Manitex
Market Overview
7%
34%
20%
16%
23%
< 17
17 > 22.9
23 > 29.9
30 > 35.9
36 >
Manitex Market Position
16%
18%
26%
40%

- Principal products: boom truck cranes that vary in height & tonnage capacity
- Smaller tonnage cranes (<30 tons) more focused on general/light construction markets; larger cranes (30+ tons) focus on power line construction/maintenance, heavy construction and energy
- Boom truck cranes typically less expensive than rough terrain and all terrain cranes

- Broader market: ~50/50 split between lower capacity and higher capacity crane shipments; ~2/3 of Manitex shipments have been in larger tonnage
- Focus on being a niche player allows specialization tailored towards customers' needs
- Production distribution skewed toward larger tonnage machines
- First to launch 50-ton crane (May 2007)
- Launching ongoing enhancements to heavy tonnage product line (TC-300, 400, 450 & 500)

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THE KNUCKLE BOOM MARKET $2.3 Billion Globally (Management Estimates) North American Knuckleboom market is growing Large Market of $2.3 BN is roughly 2X the size of the straight-mast boom truck market (global) PM has a geographically diverse customer base with 70% of its business outside Europe Opportunity to increase PM Group’s No. American market presence through Manitex’s distribution network $400 North America Knuckleboom Market Worldwide Sales (US$, millions) Western Europe Eastern Europe North America South America Rest of World $13 North America $24 PM Group TTM Revenues (US$, millions) NASDAQ : MNTX $15 Principal Industry Participants

REPLACEMENTS PARTS&SERVICE Consistent recurring revenue stream throughout the cycle Typically generates 10%-20% of net sales in a quarter/year (ASV is approx. 25%) Typically carry 2x gross margin of core equipment business Spares relate to swing drives, rotating components, & booms among others, many of which are proprietary Serve additional brands Service team for crane equipment Automated proprietary system implemented in principal operations NASDAQ : MNTX

INVESTING IN THE CYCLE- MNTX NASDAQ : MNTX Share price currently at 2007 levels despite significantly higher EV and EBITDA potential

Valuation – Equity Holders to Benefit as we move debt to equity NASDAQ : MNTX EBITDA/Adjusted EBITDA EV Net Debt Implied Implied Share Price (@ 10x multiple) Equity 26 260 167 93 $ 5.81 26 260 117 143 $ 8.94 30 300 117 183 $ 11.44 30 300 95 205 $ 12.81 35 350 95 255 $ 15.94 35 350 85 265 $ 16.56 40 400 85 315 $ 19.69 ($, Millions)

MANITEX INTERNATIONAL, INC. FINANCIAL OVERVIEW May 2016 *Results may contain adjustments, please see reconciliation to GAAP on Slides 19 & 20 and other Manitex source disclosure and SEC filings.

FINANCIAL SUMMARY SNAPSHOT Key Statistics $000, except % 2015* 2014* 2013 2012 2011 Revenues 386,737 $247,164 $245,072 $205,249 $142,291 Gross Margin (%) 18.0% 19.2% 19.0% 19.7% 20.6% Adjusted EBITDA** $25,775 $22,018 $21,483 $17,957 $11,120 Adj. EBITDA Margin (%)** 6.7% 8.9% 8.8% 8.7% 7.8% Adjusted Net income** 612* $9,825* $10,178 $8,077 $2,780 Backlog 82,522 $98,158 $77,281 $130,352 $83,700 *Restated for divestiture of Load King 12/2015 **2014 Results exclude $1.7M in after-tax acquisition and other costs--see reconciliation of non-GAAP items in SEC filings via forms 8k, 10q, and 10k at www.sec.gov Stock Price (5/6/16) $ 6.50/share Market Cap (5/6/16) $ 104 M Total Ent. Value (5/6/16) $ 283 M Ticker / Exchange MNTX/NasdaqCM Basic Shares (3/31/16) 16.0 M Diluted Shares (3/31/16) 16.0 M Total Debt (3/31/16) $ 183.1 M Capitalization NASDAQ : MNTX

SUMMARY BALANCE SHEET 31-Mar-16 31-Dec-15* 31-Dec-14* 31-Dec-13 Current Assets $223,085 $202,700 $173,857 $121,798 Fixed Assets 41,775 41,985 25,788 11,143 Other Long-Term Assets 159,270 158,174 117,511 49,673 Total Assets $424,130 $402,859 $317,156 $182,614 Current Liabilities $134,439 $120,036 $87,961 $47,930 Long-Term Liabilities 153,146 152,523 101,189 49,693 Total Liabilities 287,585 272,559 189,150 97,623 Shareholders’ Equity 136,545 130,300 128,006 84,991 Total Liabilities & Shareholders’ Equity $424,130 $402,859 $317,156 $182,614 NASDAQ : MNTX *Restated to reflect divestiture of Load King 12/2015

WORKING CAPITAL Working capital increase principally from increase in receivables of $22.9 million from increased sales and timing of sales Current ratio would be 2.0 at Dec 31, 2015 adjusting for PM working capital facilities of $25.5m that are transactional and therefore current, (compared to N. American term lines of credit that are long term) Mar 31, 2016 Dec 31, 2015 Working Capital $88,646 $82,664 Days sales outstanding (DSO) 77 62 Days payable outstanding (DPO) 71 72 Inventory turns 2.8 2.6 Current ratio 1.7 1.7 Operating working capital 141,139 120,520 Operating working capital % of annualized LQS 34.5% 32.2% NASDAQ : MNTX

DEBT AND LIQUIDITY Repayments of term debt of $6.7m in Q1 2016 Cash plus availability, based on collateral, under working capital lines equals $28.5m Exchange Rate impact increased debt in Q1 by approximately $3.2 million Mar 31, 2016 Dec 31, 2015* Total Cash $3,929 $8,578 Total Debt 183,185 172,069 Total Equity 136,545 130,300 Net capitalization 315,751 293,791 Net debt / capitalization 56.8% 55.6% Adjusted EBITDA (12 months) $24,361 $25,775 Adjusted EBITDA % of sales 6.3% 6.7% NASDAQ : MNTX *Restated to reflect divestiture of Load King 12/2015

*NON-GAAP RECONCILIATIONS- Net Income from Continuing Ops NASDAQ : MNTX   Three Months Ended   March 31, 2016 March 31, 2015 Net income (loss) attributable to shareholders $1,460 $(224) Pre – tax:- transaction related, restructuring and related and Foreign Exchange and other expense adjustments   (1,983)   3,044 Tax effect based on effective tax rate 793 (896) Change in net income attributable to noncontrolling interest   --   (406) Adjusted Net Income attributable to Manitex shareholders   $270   $1,518 Weighted average diluted shares outstanding   16,105,601   15,836,423 Diluted earnings (loss) per share attributable to shareholders as reported   $0.09   $(0.01) Total EPS Effect $(0.07) $0.11 Adjusted Diluted earnings per share attributable to shareholders   $0.02   $0.10

*NON-GAAP RECONCILIATIONS- Adjusted EBITDA NASDAQ : MNTX   Three Months Ended   March 31, 2016 March 31, 2015 Operating income $3,357 $2,050 Pre-tax:- transaction related, restructuring and related expense and foreign exchange and other adjustments   --   3,044 Depreciation & Amortization 3,110 2,818 Adjusted Earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA)   $6,467   $7,912 Adjusted EBITDA % to sales 6.3% 7.8%

OPERATING COMPANIES Products, End Market, Drivers Boom trucks and cranes Sign cranes Parts Energy exploration Power transmission Industrial projects Infrastructure development Strong end market demand for specialized, competitively differentiated products for oil, gas, and energy sectors Product development Rough terrain cranes Specialized construction equipment Parts Railroad Construction Refineries Municipality Equipment replacement cycle in small tonnage flexible cranes for refinery market More efficient product offering across end markets Rough terrain forklifts Special mission-oriented vehicles Custom specialized carriers Parts Military Utility Ship building Commercial Steady, profitable growth from both commercial and military application of products Reach stackers Container handling forklifts Parts Global container market International container market and global trade Re-establishing customer relationships and select product categories NASDAQ : MNTX

OPERATING COMPANIES
Products, End Market, Drivers



MANITEX SABRE	• Specialized equipment for liquid storage & containment • 8,000-21,000 gallon capacities	• Large client base in energy sector • Petrochemical • Waste management • Oil & gas drilling	• Reputation for quality & innovation • Serves a market of over $1B annually • At acquisition, TTM (3/31/13) revenues ~ $39.1M, adjusted EBITDA ~ $4.5M, EBIT ~ $4.2M
MANITEX VALLA	• Precision pick & carry cranes	• Automotive • Chemical / petrochemical • Industrial projects • Infrastructure development • Aerospace • Construction	• Strong end market demand for specialized, competitively differentiated products • Environmental (electric) or hazardous (spark free) developments • Product development
PM OIL & STEEL AERIAL PLATFORMS	• Knuckle boom cranes • Truck-mounted Aerial Platforms	• Energy • Construction • Infrastructure • Utilities	• Growing acceptance of knucklebooms in North American markets • Oil and gas exploration creating demand • Product development
asv	• Compact track loaders • Skid-steer loaders	• Construction • Infrastructure	• Improving fundamentals in general construction markets, residential and light commercial

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EXPERIENCED MANAGEMENT TEAM David Langevin Chairman & CEO 20+ years principally with Terex Andrew Rooke President & COO 20+ years principally with Rolls Royce, GKN Sinter Metals, Off-Highway & Auto Divisions David Gransee CFO & Treasurer Formerly with Arthur Andersen, 15+ years with Eon Labs (formerly listed) Robert Litchev President – Manufacturing Operations 10+ years principally with Terex Scott Rolston SVP Strategic Planning 13+ years principally with Manitowoc Steve Kiefer, SVP Sales and Marketing 25+ years principally with Eaton Corp. and Hendrickson International NASDAQ : MNTX

MANITEX INTERNATIONAL, INC. (NASDAQ: MNTX) May 2016 David Langevin,CEO 708-237-2060 djlangevin@aol.com Peter Seltzberg, IR Darrow Associates, Inc. 516-419-9915 pseltzberg@darrowir.com